PERSPECTIVE THERAPEUTICS

Corporate Presentation

March 2023

Legal Disclaimers

Statements in this presentation about Perspective Therapeutics, Inc.'s (the "Company") future expectations, including: the functionality, capabilities, and benefits of the Company's therapies including its targeted alpha-particle radiotherapy; whether favorable results of the initial trials will continue and whether those results can be commercialized for wider use; whether it maintains its contract with the Department of Energy ("DOE") for the therapeutic isotope supply of "Th-228"; whether the fast track FDA approvals are maintained; expectations about the Company's addressable markets; the potential size of the commercial market for the Company's treatment programs; the Company's expectations, beliefs, intentions, and strategies regarding the future; and all other statements in this presentation, other than historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). This statement is included for the express purpose of availing the Company of the protections of the safe harbor provisions of the PSLRA. It is important to note that actual results and ultimate corporate actions could differ materially from those in such forward-looking statements based on such factors as whether additional studies are released that reinforce the results of the studies discussed in this presentation; whether the anticipated benefits of the Company's therapies including its targeted alpha-particle radiotherapy are realized; the ability to raise ongoing capital to fund added costs of research and development; the ability of the Company to manage growth and successfully integrate its businesses; whether the Company can maintain its key employees; training and use of the Company's products; market acceptance and recognition of the Company's products; the Company's ability to enforce its intellectual property rights; whether it can maintain and not default on its therapeutic isotope supply agreement with the DOE; successful completion of future research and development activities; whether we, our distributors, and our customers will successfully obtain and maintain all required regulatory approvals and licenses to market, sell, and use our products in their various forms; the procedures and regulatory requirements mandated by the FDA for additional trials, Phase I and II approvals, fast track approvals, and 510(k) approval and reimbursement codes; changes in applicable laws and regulations; and other risks detailed from time to time in the Company's reports filed with the SEC.

Unless required to do so by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more information regarding risks and uncertainties that could affect the Company's results of operations or financial condition, please review the definitive Proxy Statement filed on November 7, 2022, and our Form 10-K filed on September 28, 2022, with the SEC. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of the Company nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Perspective Therapeutics

The combined focus advances precision cancer treatments using target delivery of radiation and imaging technologies;
treating cancer from the inside out

February 3, 2023 completed merger with Isoray Medical

- Commercially available Cs-131 for LDR brachytherapy
- Multi-indications for brachytherapy & Targeted Alpha Therapies
- Stronger balance sheet

Best-in class development team

- IP and innovation in drug development
- Proprietary peptide-chelator based targeting platform
- In-house ^{212}Pb isotope supply
- 2 Clinical stage programs and robust pipeline

>$18m in competitive NIH awards

- Science rigorously validated by independent peers

Management Team

Deep Radiotherapy and Development Experience



Thijs Spoor
Chief Executive Officer

20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Jonathan Hunt
Chief Financial Officer

20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries



Frances Johnson, MD
Co-Founder and Chief Innovation Officer

20+ years in clinical trials execution, managing academic research programs, and start-up of CareDx, Inc.



Michael Schultz, PhD
Co-Founder and Chief Science Officer

20+ years industry and research experience in radiopharmaceuticals; inventor of Viewpoint Products



Markus Puhlmann, MD MBA
Chief Medical Officer

20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Amos Hedt
Chief Business Strategy Officer

20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

PERSPECTIVE THERAPEUTICS

Targeting Cancer Cells from the inside out:
External Beam Radiation irradiates Healthy Tissue Along with Tumors

Absorbed dose 4 weeks post External Beam treatment



Similar tumor dose post Cesium-131 implant



PERSPECTIVE THERAPEUTICS

Radiopharmaceuticals Are a New Pillar of Oncology Treatment with Pan-Cancer Opportunities

Molecularly targeted radiation	Radiotherapy is a proven pillar of cancer treatment but lacks precision. By precisely delivering radiation directly to cancer cells with radioligands, the power of radiotherapy can be realized while reducing the off-target effects.
Optimized patient selection	Molecular imaging companion diagnostics enable visualization of the therapeutic target to optimize the selection of patients who may best respond to therapy.
Monotherapy activity and combination synergies	Many opportunities exist to develop radiopharmaceuticals as monotherapies and additional options exist to extend the therapeutic uses by combining with other precision treatments, such as DNA damage response and immune checkpoint inhibitors.
Outpatient friendly	Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals, making them easily accessible globally - over 1,400 outpatient locations in the U.S alone.
Limited competitors + deep moat preventing new entrants = unique business opportunity	Radiopharmaceutical theranostic product development is more highly specialized and technical than for standard medicines, requiring deep knowledge and expertise across multiple disciplines.

PERSPECTIVE THERAPEUTICS

Targeted α-Particle Radiotherapy

A New Class of Oncology Therapeutics


WINTER 2023
ASTROnews
RADIOPHARMACEUTICALS
Page 10
Radiation Oncology's Scope of Practice of RPTs
Commentary on how ROs are well positioned to play a leading role in clinical practice of RPTs.
Page 12
Patient-centered RPT: A Typical Patient's Pathway
Exploring the essentials of care, from referral through treatment and follow-up.

α-Particles Have Superior Tumor Killing Properties vs. β-Particles

More Powerful Effects Than Approved β Therapy	Higher atomic mass Lethal double-stranded DNA breaks DNA repair mechanisms overwhelmed
Precision Delivery Provides Targeted Cell Destruction	Deposit energy over 3-5 cell diameters vs. beta particles (up to 200 cells)
Anti-Tumor Immune Response[1]	Evidence for antitumor response alone or in combination with immunotherapies Consistent with "Abscopal effect" observed with external beam radiation therapy



α-particles are >7,000-fold greater in atomic mass

1: Li et al., Cancers, Jul 22;13(15), 2021

PERSPECTIVE THERAPEUTICS

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

Superior* Therapeutic Energy Expected to Improve Outcome with Better Safety

	Iodine (^{131}I)	Lutetium (^{177}Lu)	Actinium (^{225}Ac)	Lead (^{212}Pb)	Implication*
Emission Profile	Beta	Beta	Alpha	Alpha	Potent
Half Life	8 days	6.7 days	10 days	0.46 days	Rapid Clearance
Off Target Toxicity Risk	Very high	Low	High	Low	Best
Supply	High	Low	Low	High	Abundant
Cost of Production	Low	High	High	Low	High margin


Cell
α
β
Tumor Cells
Tumor
Normal Tissue
0.1mm
1mm
10mm

*Source: Management estimates and assumptions based on current literature and known physical constants

Peptides emerging as ideal ligands for radiopharmaceutical therapy

Peptides			mAbs		
Selection	Library or Native ligand	+++	Selection	Process is well known	+++
Affinity	High (pM/nM)	+++	Affinity	High (pM/nM)	+++
Selectivity	High	+++	Selectivity	High	+++
Tumor specificity	Fast ($T_{1/2}$ hours)	+++	Tumor specificity	Slow ($T_{1/2}$ days)	+ kidney, liver, other
Clearance (renal)	Fast ($T_{1/2}$ hours)	+++	Clearance	Slow ($T_{1/2}$ days)	+
Tumor permeability	Excellent	+++	Tumor permeability	Questionable	+ MW/size
Stability	Excellent	+++	Stability	Questionable	+ (temp., pH, etc.)
Manufacturing	Purely synthetic	+++	Manufacturing	Biologic	+

PERSPECTIVE THERAPEUTICS

Ideal Theranostic	^{212}Pb & Viewpoint Chelator
• Ideal agreement between imaging and therapeutic compounds • Readily available isotope • Ideal chelator • Rapid clearance from blood • High tumor retention @24 hours • Short t-½ gives rapid effect while minimizing environmental impact • No unsafe daughter isotopes	• ^{203}Pb and ^{212}Pb matched pair • Generator produced • PSC carries 0 net charge • Peptide targeting • High binding • Low hospital and patient impact for radiation safety • Decays to cold Pb

Theranostics:
Understand Which Patients Will Respond to Therapy



24 hours
T
K

^{203}Pb useful in early radiopharmaceutical development as an elementally identical imaging surrogate



A

^{203}Pb useful in early clinical development as a pharmacologically inert agent to establish ^{212}Pb agent PK



$T_{1/2}$ = 52 h
Dosimetry
^{203}Pb
Patient Selection
Linker
Imaging (See it)
Targeting Ligand*
Cancer Cell
$T_{1/2}$ = 11 h
^{212}Pb
Matches Peptide PK
Linker
Therapeutic (Treat it)
Targeting Ligand*

*Utilizes Same Targeting Ligand

Thakral et al. (Sen, Schultz), Ind. J. Nucl Med., 2023 (In Press)

Discovery Platform Gives Broad Proprietary Pipeline

Program	Indication	Discovery	Lead Optimization	Development Candidate	Clinical Imaging, IND enabling	Clinical Trials (Phase 1-3)
VMT-α-NET	Neuroendocrine					
	Pheochromocytomas, paragangliomas					
	Small cell lung cancer					
VMT-01	Melanoma *(MC1R)*					
VMT-02 *(PET agent)*	Melanoma					
Program A *(Novel peptide)*	Multiple solid tumors					
Program B *(Novel peptide)*	Prostate					
Program C *(Novel small molecule)*	Prostate					
Program D *(Novel peptide)*	Breast cancer					
Program E *(Novel Small Molecule)*	Melanoma					
Other programs *(Peptides)*	Multiple Solid Tumors					

Neuroendocrine Tumors: VMT-alpha-NET

Using the somatostatin receptor to target rare and neuroendocrine-type cancers

VMT-α-NET

Currently in Phase 1/2a studies for the imaging and treatment of neuroendocrine tumors

Key Facts

- Targeting somatostatin receptor type 2 (SSTR2)
- Initiated first-in-human imaging (2021) & therapy (2022) under compassionate use
- IOWA: US Phase I imaging study enrolling at the University of Iowa. Therapeutic IND open.
- Received Fast Track Designation October 2022
  Opportunity for Orphan Drug and Rare Pediatric Disease Designations

Gastroenteropancreatic Neuroendocrine Tumors (GEP-NETs)

Malignancies of neuroendocrine cells, which are specialized cells that secrete hormones and other bioactive substances which are found throughout the body



Often grows in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix

Significant unmet need with a $5 billion market opportunity[1]

~12K new diagnoses annually[2]

~175,000 people are living with this diagnosis[2]

Treatment depends on the type of tumor. Some approaches may include surgery, radiation, and chemotherapy

1: Combined 2019 sales for Affinitor ($1.5B), Lutathera ($400M), Sandostatin ($1.6B), Sutent ($1B), Somatuline ($700M) and AZEDRA ($2M); 2: cancer.net

Preclinical Imaging Demonstrates Superiority of Perspective's Platform Technology

Key Takeaways

- Tumor model expressing somatostatin receptor 2 (SSTR2)
- **8X** 8-fold improved tumor uptake with decreased kidney retention

CT SPECT Scan – 24 Hours After Injection


T
K
T
K

^{203}Pb-DOTATOC	^{203}Pb-VMT-α-NET
Colored area is retention of drug in tumor (T) and kidney (K)	Warm hues indicate greater retention of drug in tumor (T) Faint retention in kidney (K)

Imaging Reveals Favorable VMT-α-NET Properties

Rapid Tumor Targeting and Renal Clearance


1 Hour

Tumors visible within 1 hr, high intensity above background

Unbound drug in bladder within 1 hour, low renal retention

High Tumor Retention


21 hours


1.5 hrs
SPECT/CT
22 hrs
SPECT/CT

- ✓ Rapid tumor accumulation
- ✓ Rapid renal clearance
- ✓ Excellent tumor retention

Whole body planar SPECT/CT

Universitäts Klinikum ulm

Vikas Prasad MD
Professor of Nuclear Medicine
Deputy Director, Division of Nuclear Medicine
University of Ulm – Ulm, Germany

Imaging VMT-α-NET Clearly Identifies Lesions



Pb-203 VMT-α-NET Peptide
A
B
Ga-68 DOTANOC
C
D

- Whole body Planar (**A**) and transverse SPECT CT (**B**) images acquired at 2 hours post injection of ^{203}Pb-VMT- α-NET showed excellent uptake of Pb-203 VMT-α-NET peptide in the liver metastatic sites in a patient of metastatic neuroendocrine tumor
- A comparison with ^{68}Ga DOTANOC PET/CT scan demonstrated similar distribution of tracer in the metastatic liver lesions- Maximum intensity projection (**C**) and Fused transverse PET/CT slices (**D**).

Clear uptake of tracer at sites with hepatic metastases

Preclinical Data

↑ Drug Administered

Vehicle	[^{177}Lu]DOTATATE (3 x 500 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment



[177Lu]DOTATATE (3 × 500 µCi)
Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

- Animal study in mice showing tumor growth curves of implanted neuroendocrine tumors
- Mice were treated with placebo vs. an FDA approved beta-emitter
- Targeted radiation shows improvements over placebo

Preclinical Data

VMT-α-NET shows improvements with single or multiple doses

Vehicle



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{177}Lu]DOTATATE (3 x 500 µCi)



[^{177}Lu]DOTATATE (3 × 500 µCi)
2500
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb] VMT-α-NET (120 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb] VMT-α-NET (4X30 µCi)



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

Drug Administered

PERSPECTIVE THERAPEUTICS

Phase I/IIa Trial Design for [^{212}Pb]VMT-α-NET

Population	• Unresectable or metastatic SSTR2-positive neuroendocrine tumors • PRRT naïve • Selection by approved SSTR2 PET/CT

mTPI escalation

2.5 mCi	N = 2 – 8
5 mCi	N = 2 – 8
7.5 mCi	N = 3 – 8
10 mCi	N = 3 – 8

Primary Endpoints

- Safety & tolerability
- MTD/MFD
- ORR RECIST 1.1

Dose escalation	→	Dose expansion	Potential additional expansion up to N = 100
[^{212}Pb] VMT-α-NET Q8W x 4 N = 10 - 32	→	[^{212}Pb] VMT-α-NET Q8W x 4 N = 20	[^{212}Pb] VMT-α-NET Q8W x 4 N = 80

Clinical Development Plan
Data expected 2023

VMT-α-NET
All neuroendocrine tumor types

Compassionate Image-Guided Therapy	Phase I/IIa Dose Escalation Study
Provisional Results Expected in 2023	**Expected to Commence Enrollment Q1 2023**
Clinical Sites: Multiple global sites	**Clinical Site:** Multiple in US; Mayo, UI and UW +
Subjects: Up to 7 with refractory NETs	**Subjects:** ~30; refractory ALL NETs, radiotherapy naive
Phase: 0/1 First-in-human, compassionate use	**Phase:** Phase I/IIa; safety, mTPI-2* dose-ranging
Endpoints: Safety and tumor targeting by imaging	**Endpoints:** Safety and tumor targeting by imaging
Secondary: Efficacy signal by serial imaging	**Secondary:** Efficacy signal by serial imaging
Status: 3 subjects dosed with [$^{203/212}$Pb]VMT- α-NET	**Status:** IND given "safe to proceed" from FDA

* mTPI-2: modified toxicity probability index

PERSPECTIVE THERAPEUTICS

Melanoma Program: VMT01/02

Using the melanocortin receptor MC1R to target melanoma for imaging and therapy

VMT01/02

Currently in Phase 1/2a studies for the imaging and treatment of metastatic melanoma

Key Facts

- Targeting melanocortin 1 receptor (MC1R)
- Preclinical combination data (published) resulted in $2m NIH SBIR Grant
- Provisional results from completed Phase 1 imaging study expected H1 2023
  Studies being conducted at the Mayo Clinic Rochester
- Pending Orphan Drug Designation Application

Metastatic Melanoma

Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment


Brain
Lymph nodes
Lungs
Skin (Primary)
Liver

Significant unmet need with an $8 billion market opportunity[1]

~100K new diagnoses of melanoma annually[2]

~6,850 deaths annually from metastatic melanoma[2]

In most cases, can't be cured but treatment can support a longer life

1: Combined 2019 sales for Opdivo, Yervoy ($4.1B), Keytruda ($2.5B), Taflinar+Mekanist ($1.5B) and Zelboraf, Cotellic ($270M); 2: cancer.org

PERSPECTIVE THERAPEUTICS

$[^{203}Pb]$VMT-01 Gives Clear Diagnostic Images in Melanoma

Mouse Melanoma	Human Melanoma
High intensity in implanted tumor above background	High intensity in esophageal tumor above background





Whole body planar SPECT/CT

Demonstrated Complete Responses in Multiple Animal Tumor Models

Key Takeaways

- High response rates in multiple tested models
- 43% complete and durable response if combined with immunotherapy in a highly resistant model
- Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect

Li et al., Mol. Pharm., Sep 3;16(9), 2019
Li et al., Cancers, Jul 22;13(15), 2021

Single dose of VMT01 significantly arrested melanoma tumor growth and extended survival


Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80 90
Days
Continuous Zelboraf
Control
BRAFi
^{212}Pb α-therapy + BRAFi

Immunodeficient human melanoma xenograft model - BRAF+

Single dose VMT01 + BRAFi vs. BRAFi alone


Probability of Survival
100
50
0
0 20 40 60 80
Days
43% Complete Responses
Control
Dual ICIs
^{212}Pb α-therapy
^{212}Pb α-therapy + dual ICIs

Immunocompetent mouse B16:F10 melanoma model

Dual ICI: (anti-CTLA4 + anti-PD1) vs. Single dose VMT01 + dual ICIs

Clinical Development Plan
Data expected in 2023

VMT01
Metastatic Melanoma

Completed Phase 1 Imaging Study	Phase I/IIa Dose Escalation Study
Provisional Results Expected in 2023	**Expected to Commence Enrollment Q1 2023**
Clinical Site: Mayo Clinic (Rochester, MN)	**Clinical Site:** 5 US sites +/- expansion to 15
Subjects: 7; Stage III/IV unresectable melanoma	**Subjects:** ~30; Stage III/IV progressive melanoma
Phase: Phase 1 First-in-Human, cross-over design	**Phase:** Phase I/IIa; safety, mTPI-2* dose-ranging
Endpoints: Safety and biodistribution	**Endpoints:** Safety and tumor targeting by imaging
Secondary: Molecular target validation, image quality	**Secondary:** Efficacy signal by RECIST 1.1
Status: Closed for enrollment, IND open	**Status:** IND safe to proceed

* mTPI-2: modified toxicity probability index

PERSPECTIVE THERAPEUTICS

Supporting Program: VMT-α-GEN

Controlling the Therapeutic Isotope Supply

VMT-α-GEN

- "Limitless" feedstock from nuclear and mining waste material
- Long-term supply contract secured (US DOE)
- On demand daily doses
  - Auto-regenerates overnight
  - ≃1 week shelf life


3.5"
7.75"

Small, Elegant ^{212}Pb Isotope Generator

- Integrated lead shielded containment
- Simple inlet and outlet ports
- Radioactive feedstock for nearly 300 generators fits in a small vial

Controlling the Therapeutic Isotope Supply


Raw Materials
Manufacturing
Distribution
OAK RIDGE
National Laboratory
228Th Feedstock DOE Supply
Manufacturing of Cold Kits
Perspective
212Pb generator loading, shipping
CDMO
Adds 212Pb to drug
H
H
H

Corporate Overview

Intellectual Property

Fully Licensed University IP

3 provisional patents

- Composition of Matter and Use VMT-α-NET, Chelator
  - USA, EU, Australia

3 issued patents

- Composition of matter and use on melanoma targeting peptides
  - USA
- Composition of Matter and Use VMT01
  - USA, EU, Australia

Potential for Orphan Drug Designation

Potential for U.S. FDA Priority Review Voucher

- VMT-α-NET is a candidate for pediatric neuroblastoma indication

Clinical Trial Principal Investigators

Renowned Experts in Radiotherapy Development



Geoffrey B. Johnson MD, PhD
Chair, Division of Nuclear Medicine

Chair, PET/MR R&D
Associate Professor Departments of Radiology and Immunology
Mayo Clinic – Rochester, MN



Yusuf Menda MD
Professor of Radiology

Chair, Division of Nuclear Medicine
Project Leader
Neuroendocrine Tumor SPORE
University of Iowa – Iowa City, IA



Vikas Prasad MD
Professor of Radiology

Associate Professor Radiology, Division of Nuclear Medicine
Washington University in St Louis – St Louis, MO



Appendices

Isotope: Decay chain – Biological implications

^{225}Ac Decay Series



225Ac
221Fr
221Ra
217At
217Rn
213Bi
213Po
209Tl
209Pb
209Bi
205Tl
β⁻-decay; E
α-decay
α: 5.8 MeV 9.92 d
4.9 min
α: 6.4 MeV 4.9 min
α: 6.6-6.8 MeV 28 s
32 ms
α: 7.1 MeV 32 ms
α: 7.74 MeV 0.54 ms
α: 5.9 MeV (2.2 %) 45.6 min
α: 8.4 MeV 4.3 µs
β⁻: 656 keV 2.2 min
β⁻: 198 keV 3.3 h
α: 3.1 MeV 1.9 10¹⁹ a

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds.



O
OH
N
225Ac
R
NH
α
217At
213Bi
213Po

Isotope: Decay chain – Product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast.


Ac-225 Decay and Daughter Ingrowth
Ac-225
Fr-221
At-217
Bi-213
Tl-209
Po-213
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0
1
2
3
4
5
6
Hours Post Purification
1 kBq 225Ac starting dose size.


Dose Vial
α
225Ac
T0
Post Final
Purification
4 hours
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T4
4 h post
Radiolabeling
"Free" Radiometals:
213Po → α
213Bi → β
217At → α
221Fr → α
Labeled
225Ac → α

Isotope: Decay chain and chelator selection



212Pb Decay Series
228Th 2 y
Parent Material
224Ra 4 d
224Ra/212Pb Generator
α
220Rn 1 min
α
216Po 0.1 s
α
212Pb 11 h
β
212Bi 61 min
66%
β
212Po 0.3 μs
α
208Pb stable
α
208Tl 3 min
β



O
OH
O
NH2
R
NH
N
N
N
N
β
Bi
O
O
OH

[^{212}Pb]PSC